Exhibit 32

Certification of Chief Executive Officer and Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Juan Carlos Ley, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report on Form 10-Q for the quarterly period ended September 30, 2012 of Fuelstream, Inc. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Fuelstream, Inc.

Date: November 19, 2012

By: /s/ Juan Carlos Ley

Jual Carlos Ley

Principal Executive Officer

and Principal Financial Officer